LETTER TO SHAREHOLDERS

OVERVIEW

Economic conditions have worsened over the last half of 2001. While the growth of the economy slowed dramatically prior to the third quarter, September 11th had a substantial adverse economic impact. When third quarter economic data was released, it showed that the economy had contracted at an inflation adjusted annualized rate of 1.1%. This led most economists to concede that we had, in fact, entered an economic recession.

The financial markets initially responded negatively to the events of September 11th and the worsening economic environment. However, as fiscal and monetary policies began to adapt to the new environment in the form of lower short-term interest rates, tax cuts and fiscal stimulus bills, the financial markets began to anticipate the eventual economic recovery. By early November, most of the major stock market averages exceeded their pre-September 11th levels.

The incredible volatility that the markets demonstrated over the last year reinforced the continued need to exercise patience and discipline in implementing stock positions. Both Funds focused particular attention on valuations of the companies that we owned or were considering for purchase. Looking forward, we continue to be cautiously optimistic and ultimately expect the actions of the Federal Reserve, Congress and the Bush administration to have the desired effect of reviving the economy. We will continue to work diligently to position the Stonebridge Funds to take advantage of this environment.

THE STONEBRIDGE GROWTH FUND

As mentioned in the semi-annual report, our anticipation that the economy would respond to the fiscal and monetary policies led us to increase our exposure in financial, cyclical and technology stocks. However, the difficult political and economic environment was reflected in the performance of the market. For the fiscal year ended October 31, 2001, the Standard and Poors 500 stock index posted a return of -24.9%, including income. Despite this increased exposure to economically sensitive stocks and our relative overweight position in technology stocks, the Fund outperformed the market index by generating a slightly superior return of -22.5% over this same period. The technology-dominated NASDAQ composite index returned -49.8%.

[CHART OF GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS AS OF OCTOBER 31, 2001]

GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS AS OF OCTOBER 31, 2001

CAPITAL GOODS                             9%
COMMUNICATION SERVICES                    1%
CONSUMER CYCLICALS                        7%
CONSUMER STAPLES                          7%
ENERGY                                    5%
FINANCIAL                                14%
HEALTHCARE                               15%
TECHNOLOGY                               20%
CONVERTIBLE BONDS                         4%
FOREIGN                                   5%
U.S. GOVERNMENT AGENCY OBLIGATIONS        4%
MUTUAL FUNDS                              9%

Investing in convertible bonds issued by technology companies was one of the strategies that helped our relative performance. We outlined this approach in our April 30th, 2001 semi-annual report. The attractive high yields that the bonds offered provided support to the bond prices despite the drop in value of the underlying stocks. From the time we initiated this strategy on October 16th, 2000, to our fiscal year end, the underlying stocks fell an average of 21.75%, outperforming the tech-heavy NASDAQ which fell 48.48%, and the Standard and Poor's 500 stock index which fell 21.89%. Including profits, income and the value of the remaining bonds as of October 31st, 2001, the convertible bond package generated a positive return of 18.8% over this same time period.

We used the weakness in the market in the last half of September to add names like Albertson's, Lowe's Companies, Costco Wholesale, and Genentech to the Growth Fund. As a result, when the market rebounded in October the fund substantially outperformed nearly tripling the return of the Standard and Poor's 500 index for the month (+5.2% versus +1.9%).

[CHART OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH INCOME AND THE NYSE COMPOSITE INDEX WITH INCOME FROM NOVEMBER 1, 1991 TO OCTOBER 31, 2001]

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH INCOME AND THE NYSE COMPOSITE INDEX WITH INCOME FROM NOVEMBER 1, 1991 TO OCTOBER 31, 2001

              STONEBRIDGE     S&P 500         NYSE COMPOSITE
              GROWTH FUND                     INDEX
1991          10000           10000           10000
1992          10152           10997           10648
1993          10363           12636           11978
1994          10916           13124           11946
1995          12843           16590           14298
1996          14712           20585           17295
1997          18612           27192           22219
1998          18721           33172           25092
1999          23545           41684           28885
2000          21279           44220           30757
2001          16482           33214           25230

             AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE GROWTH
                  FUND, S&P 500 INDEX, AND NYSE COMPOSITE INDEX
                         PERIODS ENDED OCTOBER 31, 2001

                                1 YEAR      5 YEAR      10 YEAR
Stonebridge Growth              (22.54)%     2.30%       5.12%
S&P                             (24.89)%    10.04%      12.75%
NYSE                            (17.97)%     7.85%       9.70%

                             FINAL PORTFOLIO VALUES
                                OCTOBER 31, 2001

Stonebridge Growth Fund               $16,482
S&P500                                $33,214
NYSE Composite                        $25,230

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE STONEBRIDGE AGGRESSIVE GROWTH FUND

As mentioned in the semi-annual report, shares of small and medium capitalization companies have generally outperformed their larger capitalization counterparts. For the twelve months ended October 31, 2001, the primarily large capitalization S&P500 index returned -24.9% including income, as compared to the smaller capitalization Russell 2000, index which returned -12.7%. The Stonebridge Aggressive Growth Fund posted a return of -22.5% over the same period. As with the Growth Fund, we used the weakness in September to add to our portfolio. We purchased shares of technology stocks like Triquint Semiconductor, Veeco Instruments, and Nyfix. We also added to our biotechnology exposure with shares of Adolor and a new position in Corr Therapeutics. While the Fund's technology stocks performed well on a relative basis, the over exposure of the Fund to this sector weighed negatively on the Fund's overall results.

[CHART OF AGGRESSIVE GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS AS OF OCTOBER 31, 2001]

       AGGRESSIVE GROWTH FUND SECTOR ALLOCATION AS A PERCENT OF NET ASSETS
                             AS OF OCTOBER 31, 2001

BASIC MATERIALS                                 3%
CAPITAL GOODS                                   8%
COMMUNICATION SERVICES                          4%
CONSUMER CYCLICALS                              5%
CONSUMER STAPLES                                3%
ENERGY                                          5%
FINANCIAL                                      12%
HEALTHCARE                                     19%
TECHNOLOGY                                     28%
U.S. GOVERNMENT AGENCY OBLIGATIONS              7%
MUTUAL FUNDS                                    6%

Despite this fact, the Fund was able to exceed the returns of many of the major stock market averages. A major reason for this was the excellent performance of the biotechnology stocks in the portfolio. As you may remember from the semi-annual report, we increased our exposure to biotechnology at that time, most notably by adding to our positions of Gilead Sciences and Imclone Systems. This strategy paid off handsomely. Over the past six months Gilead rose 28%, Imclone rose 51%, and our best performer, Isis Pharmaceuticals rose 89%. This compares to the AMEX biotechnology index which returned -3.4% over the same period.

[CHART OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND VS. THE RUSSELL 2000 INDEX WITH INCOME FROM NOVEMBER 1, 1991 TO OCTOBER 31, 2001]

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND VS. THE RUSSELL 2000 INDEX WITH INCOME FROM NOVEMBER 1, 1991 TO OCTOBER 31, 2001

              STONEBRIDGE     RUSSELL 2000
              AGGRESSIVE
              GROWTH FUND
1991          10000           10000
1992           9508           10948
1993          10654           14496
1994          10849           14451
1995          15584           17099
1996          16408           19946
1997          20163           25798
1998          16084           22740
1999          21458           26123
2000          29651           30669
2001          22962           26774

                 AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE
                  AGGRESSIVE GROWTH FUND AND RUSSELL 2000 INDEX
                         PERIODS ENDED OCTOBER 31, 2001

                              1 YEAR    5 YEAR    10 YEAR
Stonebridge Aggressive        (22.56)%  6.95%     8.66%
Russell 2000 Index            (12.70)%  6.07%    10.35%

                             FINAL PORTFOLIO VALUES
                                OCTOBER 31, 2001

Stonebridge Aggressive Growth Fund                      $22,962
Russell 2000 Index                                      $26,774

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SUMMARY

We continue to believe that the fiscal and monetary stimulus that the Federal Reserve, Congress, and the Bush administration are implementing will have the desired effect and therefore we are optimistic that the economy will recover in 2002. We are steadfast in our resolve to continue to try to identify and purchase high quality growth oriented companies at attractive valuations for the benefit of our shareholders.

Thank you for your investment in the Stonebridge Funds. Should you have questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

/s/ Charles E. Woodhouse

Charles E. Woodhouse
Stonebridge Funds Portfolio Manager
Director of Research for Stonebridge Capital Management, Inc.

DEFINITION OF INDICES

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The NEW YORK STOCK EXCHANGE COMPOSITE INDEX (NYSE) is an unmanaged market weighted index comprising of all equity issues listed in the New York Stock Exchange. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The RUSSELL 2000 INDEX (Russell 2000), an unmanaged index, measures performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 7% of the U.S. equity market capitalization. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
STONEBRIDGE FUNDS TRUST
LOS ANGELES, CALIFORNIA

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund, each a series of shares of Stonebridge Funds Trust, as of October 31, 2001, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years prior to November 1, 1999 were audited by other auditors whose report dated December 15, 1999 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund as of October 31, 2001, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the two years then ended, in conformity with accounting principals generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 21, 2001

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

  STATEMENT OF INVESTMENTS
  OCTOBER 31, 2001

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                               AMOUNT             VALUE
COMMON STOCKS - (81.8%)
     CAPITAL GOODS - (9.0%)
         ELECTRICAL EQUIPMENT - (6.3%)
         Emerson Electric Co                                      15,000       $    735,300
         General Electric Co                                      25,000            910,250
                                                                               ------------
                                                                                  1,645,550
                                                                               ------------
         MANUFACTURING - (2.7%)
         Illinois Tool Works Inc                                  12,500            715,000
                                                                               ------------
         TOTAL CAPITAL GOODS                                                      2,360,550
                                                                               ------------
     COMMUNICATION SERVICES - (0.4%)
         TELECOM - LONG DISTANCE - ( 0.4%)
         Global Crossing Ltd*                                     90,000            101,700
                                                                               ------------
         TOTAL COMMUNICATION SERVICES                                               101,700
                                                                               ------------
     CONSUMER CYCLICALS - (6.5%)
         BUILDING MATERIALS & HOME BUILDING - (2.3%)
         Lowe's Companies Inc                                     17,500            596,750
                                                                               ------------
         LEISURE& ENTERTAINMENT - (2.1%)
         Carnival Corp - Class A                                  25,000            544,500
                                                                               ------------
         RETAIL  - (2.1%)
         Costco Wholesale Corp*                                   15,000            567,450
                                                                               ------------
         TOTAL CONSUMER CYCLICALS                                                 1,708,700
                                                                               ------------
     CONSUMER STAPLES - (7.4%)
         BROADCAST MEDIA & ENTERTAINMENT - (2.4%)
         AOL Time Warner Inc*                                     20,000            624,200
                                                                               ------------
         HOUSEHOLD PRODUCTS & HOUSEWARE - (3.2%)
         Kimberly Clark Corp                                      15,000            832,650
                                                                               ------------
         RETAIL - FOOD & DRUG - (1.8%)
         Albertson's Inc                                          15,000            478,650
                                                                               ------------
         TOTAL CONSUMER STAPLES                                                   1,935,500
                                                                               ------------

                                        9

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                              AMOUNT              VALUE
     ENERGY - (5.0%)
         OIL & GAS- DRILL & EQUIPMENT - (2.3%)
         Transocean Sedco Forex Inc.                              20,000       $    603,000
                                                                               ------------
         OIL - INTERNATIONAL - (2.7%)
         Exxon Mobil Corp                                         18,000            710,100
                                                                               ------------
         TOTAL ENERGY                                                             1,313,100
                                                                               ------------
     FINANCIAL - (14.0%)
         BANKS - MAJOR REGIONAL - (3.0%)
         Wells Fargo & Co                                         20,000            790,000
                                                                               ------------
         BROKERAGE & DIVERSE FINANCIAL SERVICES - (11.0%)
         American Express Co                                      20,000            588,600
         Citigroup Inc                                            20,000            910,400
         Freddie Mac                                              10,000            678,200
         J.P. Morgan Chase & Co                                   20,000            707,200
                                                                               ------------
                                                                                  2,884,400
                                                                               ------------
         TOTAL FINANCIAL                                                          3,674,400
                                                                               ------------
     FOREIGN STOCKS - (4.6%)
         Elan PLC ADR*                                            10,000            456,500
         Royal Dutch Petroleum Co ADR                             15,000            757,650
                                                                               ------------
         TOTAL FOREIGN STOCKS                                                     1,214,150
                                                                               ------------
     HEALTHCARE - (15.2%)
         BIOTECHNOLOGY - (5.0%)
         Chiron Corp*                                             15,000            807,300
         Genentech Inc*                                           10,000            522,500
                                                                               ------------
                                                                                  1,329,800
                                                                               ------------
         HEALTHCARE - DIVERSE - (4.7%)
         Bristol Myers Squibb Co                                  15,000            801,750
         Johnson & Johnson Inc                                     7,500            434,325
                                                                               ------------
                                                                                  1,236,075
                                                                               ------------
         MAJOR DRUGS - (5.5%)
         Pfizer Inc                                               20,000            838,000
         Pharmacia Corp                                           15,000            607,800
                                                                               ------------
                                                                                  1,445,800
                                                                               ------------
         TOTAL HEALTHCARE                                                         4,011,675
                                                                               ------------

                                       10

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                              AMOUNT              VALUE
     TECHNOLOGY - (19.7%)
         COMMUNICATION EQUIPMENT - (4.0%)
         ADC Telecommunications Inc*                              90,000       $    409,500
         Motorola Inc                                             40,000            654,800
                                                                               ------------
                                                                                  1,064,300
                                                                               ------------
         COMPUTER HARDWARE & PERIPHERAL - (3.6%)
         International Business Machines Corp                      5,000            540,350
         Sun Microsystems Inc*                                    40,000            406,000
                                                                               ------------
                                                                                    946,350
                                                                               ------------
         COMPUTER SOFTWARE & SERVICES - (4.3%)
         Microsoft Corp*                                          10,000            581,500
         Oracle Corp*                                             30,000            406,800
         Veritas Software Co*                                      5,000            141,900
                                                                               ------------
                                                                                  1,130,200
                                                                               ------------
         ELECTRONICS - INSTRUMENTS & DEVICES - (0.8%)
         Agilent Technologies Inc*                                10,000            222,700
                                                                               ------------
         SEMICONDUCTOR EQUIPMENT - (1.3%)
         Applied Materials Inc*                                   10,000            341,100
                                                                               ------------
         SEMICONDUCTORS - (5.7%)
         Atmel Corp*                                              50,000            397,500
         Conexant Systems Inc*                                    35,000            355,250
         Intel Corp                                               30,000            732,600
                                                                               ------------
                                                                                  1,485,350
                                                                               ------------
         TOTAL TECHNOLOGY                                                         5,190,000
                                                                               ------------
TOTAL COMMON STOCKS                                              840,500         21,509,775
         (Cost $24,991,819)                                                    ------------

WARRANTS - (0.0%)
         Coram Healthcare Corp*                                      495                  0
         (Cost $0)

CONVERTIBLE BONDS - (4.0%)
         Cypress Semiconductor Corp, 3.75%, 07/01/2005      $    300,000            245,625
         LSI Logic Corp, 4.00%, 02/15/2005                       300,000            252,000
         Phototronics Inc, 6.00%, 06/01/2004                     300,000            324,750
         Triquint Semiconductor Inc, 4.00%, 03/01/2007           300,000            230,625
                                                                               ------------
TOTAL CONVERTIBLE BONDS                                                           1,053,000
         (Cost $1,053,815)                                                     ------------

                                       11

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                              AMOUNT              VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS - (3.8%)
         FederalHome Loan Mortgage Due 11/27/2001              1,000,000            998,577
                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCYOBLIGATIONS                                             998,577
         (Cost $998,577)                                                       ------------

MUTUAL FUNDS - (8.5%)
         Fifth Third Government Money Market Fund              1,116,853          1,116,853
         Fifth Third U.S. Treasury Fund                        1,106,568          1,106,568
                                                                               ------------
TOTAL MUTUAL FUNDS                                                                2,223,421
         (Cost $2,223,421)                                                     ------------

TOTAL INVESTMENTS - (98.1%)
         (Cost $29,267,633)                                                    $ 25,784,773

OTHER ASSETS IN EXCESS OF LIABILITIES - (1.9%)                                      502,034
                                                                               ------------

NET ASSETS - (100.0%)                                                          $ 26,286,807
                                                                               ============

ADR - American Depositary Receipt

*  Securities on which no cash dividends were paid during the preceding Twelve
   (12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

  STATEMENT OF INVESTMENTS
  OCTOBER 31, 2001

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                               AMOUNT             VALUE
COMMON STOCKS - (86.8%)
     BASIC MATERIALS - (3.4%)
         AGRICULTURAL PRODUCTS - ( 3.4%)
         Corn Products International Inc                           8,000       $    240,800
                                                                               ------------
         TOTAL BASIC MATERIALS                                                      240,800
                                                                               ------------
     CAPITAL GOODS  - (7.7%)
         AEROSPACE & DEFENSE - (1.6%)
         Precision Castparts Corp                                  5,000            113,700
                                                                               ------------
         MANUFACTURING - (3.9%)
         Garmin Ltd*                                              10,000            168,100
         Jabil Circuit Inc*                                        5,000            106,000
                                                                               ------------
                                                                                    274,100
                                                                               ------------
         OFFICE EQUIPMENT & SUPPLIES - (2.2%)
         Miller Herman Inc                                         7,500            158,625
                                                                               ------------
         TOTAL CAPITAL GOODS                                                        546,425
                                                                               ------------
     COMMUNICATION SERVICES - (3.9%)
         TELECOM - LONG DISTANCE - (0.3%)
         Global Crossing Ltd*                                     21,000             23,730
                                                                               ------------
         TELEPHONE - (3.6%)
         CenturyTel Inc                                            8,000            252,800
                                                                               ------------
         TOTAL COMMUNICATION SERVICES                                               276,530
                                                                               ------------
     CONSUMER CYCLICALS - (5.2%)
         LEISURE & ENTERTAINMENT - (1.6%)
         Royal Caribbean Cruises Ltd                              10,000            110,000
                                                                               ------------
         RETAIL - APPAREL - (1.6%)
         Intimate Brands Inc- Class A                             10,000            113,500
                                                                               ------------
         SERVICES - COMMERCIAL & CONSUMER - (2.0%)
         Exult Inc*                                               10,000            140,000
                                                                               ------------
         TOTAL CONSUMER CYCLICALS                                                   363,500
                                                                               ------------

                                       13

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                               AMOUNT             VALUE
       CONSUMER STAPLES - (3.1%)
         FOODS - (3.1%)
         McCormick & Co Inc                                        5,000       $    218,800
                                                                               ------------
         TOTAL CONSUMER STAPLES                                                     218,800
                                                                               ------------
     ENERGY - (4.5%)
         OIL & GAS - DRILL & EQUIPMENT - (4.5%)
         Precision Drilling Corp - Class A*                        6,000            152,280
         Rowan Companies Inc*                                     10,000            168,900
                                                                               ------------
         TOTAL ENERGY                                                               321,180
                                                                               ------------
     FINANCIAL - (12.1%)
         BANKS - MAJOR REGIONAL - (8.1%)
         Pacific Capital Bancorp                                   6,000            158,100
         Popular Inc                                               6,000            176,220
         Silicon Valley Bancshares*                               10,000            234,400
                                                                               ------------
                                                                                    568,720
                                                                               ------------
         BROKERAGE & DIVERSE FINANCIAL SERVICES - (1.4%)
         Acacia Research Corp*                                     8,000            101,920
                                                                               ------------
         INSURANCE - PROPERTY - (2.6%)
         Fidelity National Financial Corp                          8,000            184,080
                                                                               ------------
         TOTAL FINANCIAL                                                            854,720
                                                                               ------------
     HEALTHCARE - (18.8%)
         BIOTECHNOLOGY - (5.5%)
         Cor Therapeutics Inc*                                     6,000            135,180
         Gilead Sciences Inc*                                      3,000            188,700
         Onyx Pharmaceuticals Inc*                                15,000             63,750
                                                                               ------------
                                                                                    387,630
                                                                               ------------
         MAJOR DRUGS - (10.4%)
         Adolor Corp*                                             10,000            153,500
         Biovail Corp*                                             3,000            141,780
         ISIS Pharmaceuticals Inc*                                10,000            207,600
         Tularik Inc*                                             10,000            230,000
                                                                               ------------
                                                                                    732,880
                                                                               ------------
         MEDICAL PRODUCTS & SUPPLIES - (2.9%)
         Alkermes Inc*                                             8,000            205,200
                                                                               ------------
         TOTAL HEALTHCARE                                                         1,325,710
                                                                               ------------

                                       14

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                               AMOUNT             VALUE
     TECHNOLOGY - (28.1%)
         COMMUNICATION EQUIPMENT - (2.0%)
         ADC Telecommunications Inc*                              30,000       $    136,500
                                                                               ------------
         COMPUTER HARDWARE & PERIPHERAL - (2.6%)
         Microvision Inc*                                          6,000             83,460
         Palm Inc*                                                40,000             98,400
                                                                               ------------
                                                                                    181,860
                                                                               ------------
         COMPUTER NETWORKING - (1.9%)
         Nyfix Inc*                                                7,500            133,500
                                                                               ------------
         COMPUTER SOFTWARE & SERVICES - (4.7%)
         Caminus Corp*                                            10,000            175,900
         Rational Software Corp*                                  12,000            157,440
                                                                               ------------
                                                                                    333,340
                                                                               ------------
         ELECTRONICS - INSTRUMENTS & DEVICES - (2.7%)
         Veeco Instruments Inc*                                    7,500            190,950
                                                                               ------------
         SEMICONDUCTOR EQUIPMENT - (3.5%)
         Photronics Inc*                                          10,000            248,200
                                                                               ------------
         SEMICONDUCTORS - (10.7%)
         Atmel Corp*                                              20,000            159,000
         Cree Inc*..                                               6,000            107,700
         LSI Logic Corp*                                          10,000            169,500
         Microchip Technology Inc*                                 6,000            187,320
         Triquint Semiconductors Inc*                              7,500            132,600
                                                                               ------------
                                                                                    756,120
                                                                               ------------
         TOTAL TECHNOLOGY                                                         1,980,470
                                                                               ------------
TOTAL COMMON STOCKS
         (Cost $7,207,730)                                       391,000          6,128,135
                                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  - (7.1%)
         Federal National Mortgage Association Discount
         Note Due 11/02/01                                       500,000            499,969
                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                            499,969
         (Cost $499,969)                                                       ------------

                                       15

                                                             SHARES OR
                                                             PRINCIPAL            MARKET
                                                               AMOUNT             VALUE
MUTUAL FUNDS  - (6.2%)
         Fifth Third Government Money Market Fund                233,789       $    233,789
         Fifth Third U.S. Treasury Fund                          200,161            200,161
                                                                               ------------
TOTAL MUTUAL FUNDS                                                                  433,950
         (Cost $433,950)                                                       ------------

TOTAL INVESTMENTS - (100.1%)                                                   $  7,062,054
         (Cost $8,141,649)

 OTHER ASSETS IN EXCESS OF LIABILITIES  - (0.1%)                                     (4,787)
                                                                               ------------

NET ASSETS - (100.0%)                                                          $  7,057,267
                                                                               ============

ADR - American Depositary Receipt

*  Securities on which no cash dividends were paid during the preceding twelve
   (12) months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

  STATEMENTS OF ASSETS AND LIABILITIES
  OCTOBER 31, 2001

                                                                        GROWTH       AGGRESSIVE GROWTH
                                                                         FUND              FUND
ASSETS:
   Investments, at value (Cost - see below)                          $  25,784,773     $  7,062,054
   Receivable for investments sold                                         499,533            4,480
   Dividends and interest receivable                                        30,962            2,226
   Prepaid and other assets                                                 29,777           12,492
                                                                     ------------------------------
         TOTAL ASSETS                                                $  26,345,045     $  7,081,252
                                                                     ------------------------------
LIABILITIES:
   Payable for fund shares redeemed                                  $       2,518     $          0
   Accrued investment advisory fee                                           9,211              852
   Accrued administration fee                                                6,475            6,180
   Other accrued expenses                                                   40,034           16,953
                                                                     ------------------------------
         TOTAL LIABILITIES                                           $      58,238     $     23,985
                                                                     ------------------------------
   NET ASSETS                                                        $  26,286,807     $  7,057,267
                                                                     ==============================
COMPOSITION OF NET ASSETS:
   Capital stock ($1.00 par value)                                   $   2,885,223     $    886,271
   Paid in capital                                                      24,460,443        7,270,770
   Accumulated net realized gain/(loss) on investments                   2,424,001         (20,179)
   Net unrealized depreciation in value of investments                  (3,482,860)      (1,079,595)
                                                                     ------------------------------
   NET ASSETS                                                        $  26,286,807     $  7,057,267
                                                                     ==============================

NET ASSET VALUE PER SHARE:
   Net assets                                                        $  26,286,807     $  7,057,267
   Shares outstanding                                                    2,885,223          886,271
   Net asset value and redemption price per share                    $        9.11     $       7.96

COST OF INVESTMENTS                                                  $  29,267,633     $  8,141,649
                                                                     ==============================

* The accompanying notes to financial statements are an integral part of the financial statements.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                        GROWTH      AGGRESSIVE GROWTH
                                                                         FUND              FUND
INCOME:
  Dividends                                                          $     281,944    $      31,400
  Interest                                                                 212,146           55,687
                                                                     ------------------------------
         TOTAL INCOME                                                      494,090           87,087
                                                                     ------------------------------
EXPENSES:
   Investment advisory fees (Note4)                                        235,493           81,154
   Administration fees (Note 4)                                             75,105           74,925
   Transfer agent fees                                                      95,117           30,307
   Fund accounting fees and expenses                                        34,767           23,621
   Custodian fees                                                            6,404            4,943
   Legal fees                                                               17,754            4,982
   Printing fees                                                            15,773            3,181
   Registration fees                                                        13,848           14,630
   Audit fees                                                               12,045            8,384
   Trustee fees and expenses                                                21,383            6,672
   Other                                                                    18,850            5,052
   Expense subsidy (Note 4)                                                (75,473)         (22,423)
                                                                     ------------------------------
       TOTAL EXPENSES                                                      471,066          235,428
                                                                     ------------------------------
NET INVESTMENT INCOME/(LOSS)                                                23,024         (148,341)
                                                                     ------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments                                      2,429,371           39,916
                                                                     ------------------------------
   Unrealized appreciation/(depreciation) on investments
     Beginning of period                                                 6,748,555          927,773
     End of period                                                      (3,482,860)      (1,079,595)
                                                                     ------------------------------
   Change in net unrealized appreciation/(depreciation)
     of investments                                                    (10,231,415)      (2,007,368)
                                                                     ------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                  (7,802,044)      (1,967,452)
                                                                     ------------------------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                      $  (7,779,020)   $  (2,115,793)
                                                                     ==============================

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED       YEAR ENDED
                                                                      OCTOBER 31,      OCTOBER 31,
                                                                        2001              2000
OPERATIONS:
   Net investment income/(loss)                                      $      23,024    $     (16,063)
   Net realized gain on investments                                      2,429,371        6,507,222
   Change in net unrealized appreciation/(depreciation) of
     investments                                                       (10,231,415)     (10,383,096)
                                                                     ------------------------------
         DECREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                                (7,779,020)      (3,891,937)

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income                                (23,024)               0
   Distributions from net realized gain on investments                  (6,513,136)      (4,467,333)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Net increase in net assets derived from
     beneficial interest transactions - (Note 2)                         4,681,045        1,669,971
                                                                     ------------------------------
NET DECREASE IN NET ASSETS                                              (9,634,135)      (6,689,299)

NET ASSETS:
   Beginning of period                                                  35,920,942       42,610,241
                                                                     ------------------------------
   End of period                                                     $  26,286,807    $  35,920,942
                                                                     ==============================

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

                                                                      YEAR ENDED       YEAR ENDED
                                                                      OCTOBER 31,      OCTOBER 31,
                                                                        2001              2000
  STATEMENTS OF CHANGES IN NET ASSETS
OPERATIONS:
   Net investment loss                                               $    (148,341)   $    (128,908)
   Net realized gain on investments                                         39,916        2,564,674
   Change in net unrealized appreciation/(depreciation)
     of investments                                                     (2,007,368)        (240,450)
                                                                     ------------------------------
       INCREASE/(DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                                  (2,115,793)       2,195,316

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gain on investments                  (2,442,253)        (435,431)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Net increase in net assets derived from
     beneficial interest transactions - (Note 2)                         2,564,984        1,453,741
                                                                     ------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   (1,993,062)       3,213,626

NET ASSETS:
   Beginning of period                                                   9,050,329        5,836,703
                                                                     ------------------------------
   End of period                                                     $   7,057,267    $   9,050,329
                                                                     ==============================

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

  FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
  THROUGHOUT THE YEARS INDICATED:

                                                              YEARS ENDED                  PERIOD ENDED     YEAR ENDED
                                                               OCTOBER 31,                  OCTOBER 31,    NOVEMBER 30,
                                                   2001           2000          1999          1998             1997
                                              -------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period          $      14.57   $      18.01   $      14.32   $      17.69    $      16.56
                                              -------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income/(loss)                       0.01          (0.01)         (0.03)          0.00            0.02
   Net realized and unrealized gain/(loss)
      on investments                                 (2.79)         (1.53)          3.72          (0.07)           2.90
                                              -------------------------------------------------------------------------
   Total income/(loss) from investment
      operations                                     (2.78)         (1.54)          3.69          (0.07)           2.92
                                              -------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment
      income                                         (0.01)          0.00           0.00          (0.02)          (0.10)
   Distributions from net realized gain
      on investments                                 (2.67)         (1.90)          0.00          (3.28)          (1.69)
                                              -------------------------------------------------------------------------
   Total distributions to shareholders               (2.68)         (1.90)          0.00          (3.30)          (1.79)
                                              -------------------------------------------------------------------------
Net asset value, end of period                $       9.11   $      14.57   $      18.01   $      14.32    $      17.69
                                              -------------------------------------------------------------------------
TOTAL RETURN                                        (22.54)%        (9.62)%        25.77%         (0.44)%         19.79%
                                              =========================================================================
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)        $     26,285   $     35,921   $     42,610   $     38,774    $     42,380
                                              =========================================================================
   Ratio of operating expenses to
     average net assets                               1.50%          1.50%          1.50%          1.50%*          1.50%
                                              =========================================================================
   Ratio of operating expenses to average
      net assets before fee waivers                   1.74%          1.52%          1.66%          1.78%*          1.50%
                                              =========================================================================
   Ratio of net investment income/(loss)
     to average net assets                            0.07%         (0.04)%        (0.18)%         0.02%*          0.11%
                                              =========================================================================
   Ratio of net investment income/(loss) to
     average net assets before fee waivers           (0.17)%        (0.06)%        (0.35)%        (0.25)%*         0.11%
                                              =========================================================================
   Portfolio turnover rate**                         81.78%            77%            54%            41%             41%
                                              =========================================================================

 * Annualized
** A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2001 were $23,282,760 and $24,245,337, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

  FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
  THROUGHOUT THE YEARS INDICATED

                                                                       YEARS ENDED OCTOBER 31,
                                                  2001           2000           1999           1998            1997
                                              -------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year            $      14.72   $      11.46   $       8.59   $      13.27    $      13.19

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss                                  (0.17)         (0.21)         (0.19)         (0.37)          (0.20)
Net realized and unrealized gain/(loss)
 on investments                                      (2.65)          4.35           3.06          (2.07)           2.83
                                              -------------------------------------------------------------------------
Total income/(loss) from investment
   operations                                        (2.82)          4.14           2.87          (2.44)           2.63
                                              -------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain
 on investments                                      (3.94)         (0.88)          0.00          (2.24)          (2.55)
                                              -------------------------------------------------------------------------
Total distributions to shareholders                  (3.94)         (0.88)          0.00          (2.24)          (2.55)
                                              -------------------------------------------------------------------------
Net asset value, end of year                  $       7.96   $      14.72   $      11.46   $       8.59    $      13.27
                                              =========================================================================
TOTAL RETURN                                        (22.56)%        38.18%         33.41%        (20.23)%         22.89%
                                              =========================================================================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)             $      7,057   $      9,050   $      5,837   $      4,664    $      5,428
                                              =========================================================================
Ratio of operating expenses to
 average net assets                                   2.90%          2.90%          2.85%          2.90%           2.90%
                                              =========================================================================
Ratio of operating expenses to average
  net assets before fee waivers
  and subsidy reimbursements                          3.18%          2.87%          3.85%          3.69%           2.90%
                                              =========================================================================
Ratio of net investment loss to average
  net assets                                         (1.83)%        (1.60)%        (1.90)%        (2.01)%         (1.62)%
                                              =========================================================================
Ratio of net investment loss to average net
  assets before fee waivers and
  subsidy reimbursements                             (2.11)%        (1.57)%        (2.90)%        (1.22)%         (1.62)%
                                              =========================================================================
Portfolio turnover rate*                             92.25%           133%            88%            92%             88%
                                              =========================================================================

* A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2001 were $6,764,796 and $6,367,742, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

  NOTES TO FINANCIAL STATEMENTS

  1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Funds Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund (previously the Stonebridge Growth Fund, Inc.) and the Stonebridge Aggressive Growth Fund (previously the Stonebridge Aggressive Growth Fund, Inc.), each referred to as a "Series" of the Trust.

     USE OF ESTIMATES -- The preparation of each Series' financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange or quoted on NASDAQ are valued at the last sales price on the date of valuation. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value.

     FEDERAL INCOME TAXES -- As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, neither Series is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

     DISTRIBUTIONS -- Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

     Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

     ALLOCATION OF EXPENSE -- Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

     OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

     RECLASSIFICATION OF CAPITAL ACCOUNTS -- The Funds account and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended October 31, 2001, the Aggressive Growth Fund increased undistributed net investment income by $148,341 and decreased paid-in-capital by $148,341 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

  2. SHARES OF BENEFICIAL INTEREST:

     At October 31, 2001, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2001 and the year ended October 31, 2000, were as follows:

                                                             STONEBRIDGE GROWTH FUND
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                 OCTOBER 31, 2001             OCTOBER 31, 2000

                                              SHARES         AMOUNT         SHARES         AMOUNT
Shares Sold                                      47,315   $    523,588        217,757   $  3,481,890
Shares Issued in Reinvestment of Dividends      570,823      6,416,048        270,471      4,381,625
                                           ---------------------------------------------------------
Total                                           618,138      6,939,636        488,228      7,863,515
Less Shares Redeemed                           (198,918)    (2,258,591)      (388,564)    (6,193,544)
                                           ---------------------------------------------------------
Net Increase                                    419,220   $  4,681,045         99,664   $  1,669,971
                                           =========================================================

                                                       STONEBRIDGE AGGRESSIVE GROWTH FUND
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                 OCTOBER 31, 2001             OCTOBER 31, 2000

                                              SHARES         AMOUNT         SHARES         AMOUNT
Shares Sold                                      92,496   $    915,002        165,935   $  2,368,130
Shares Issued in Reinvestment of Dividends      258,025      2,350,612         35,514        414,442
                                           ---------------------------------------------------------
Total                                           350,521      3,265,614        201,449      2,782,572
Less Shares Redeemed                            (79,086)      (700,630)       (95,713)    (1,328,831)
                                           ---------------------------------------------------------
Net Increase                                    271,435   $  2,564,984        105,736   $  1,453,741
                                           =========================================================

  3. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

                                                              GROWTH FUND    AGGRESSIVE GROWTH FUND
     As of October 31, 2001
     Gross appreciation (excess of value over tax cost)      $   3,128,471       $     696,678
     Gross depreciation (excess of tax cost over value)         (6,611,331)         (1,776,273)
     -----------------------------------------------------------------------------------------
     Net unrealized appreciation/(depreciation)              $  (3,482,860)      $  (1,079,595)
     -----------------------------------------------------------------------------------------
     Cost of investments for Federal income tax purposes     $  29,267,633       $   8,141,649
     =========================================================================================

     These amounts represent the net increase/(decrease) in the value of investments (all of which are represented by long transactions) held at October 31, 2001.

  4. TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the "Adviser") for both Series. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders. Pursuant to its advisory agreement with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Aggressive Growth Funds, respectively.

     The Adviser has agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Growth Fund and Aggressive Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser is required to waive 100% of its annual management fee, it will not be responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of October 31, 2001, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund had cumulative carryover of waived expenses of $154,376 and $71,790, respectively.

     On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000. At all times ALPS' fee will be no less than $6,250 per month per Series.

     Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

                            INTENTIONALLY LEFT BLANK

                            INTENTIONALLY LEFT BLANK

                            [STONEBRIDGE FUNDS LOGO]

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED

                                OCTOBER 31, 2001

                            [STONEBRIDGE FUNDS LOGO]

                              OFFICERS AND TRUSTEES
                       Richard C. Barrett, CFA, CHAIRMAN,
                         BOARD OF TRUSTEES AND PRESIDENT
             Debra L. Newman, VICE PRESIDENT, TREASURER AND TRUSTEE
                Charles E. Woodhouse, VICE PRESIDENT AND TRUSTEE
                Craig B. Burger, CFA, VICE PRESIDENT AND TRUSTEE
                        Selvyn B. Bleifer, M.D., TRUSTEE
                            Marvin Freedman, TRUSTEE
                            Charles F. Haas, TRUSTEE
                          William H. Taylor II, TRUSTEE
                      Derek J. Mullins, ASSISTANT TREASURER
                           Lisa A. Bruckert, SECRETARY

                               INVESTMENT ADVISER
                  STONEBRIDGE CAPITAL MANAGEMENT, INCORPORATED
                       1801 Century Park East, Suite 1800
                          Los Angeles, California 90067

                        ADMINISTRATOR AND FUND ACCOUNTANT
                        ALPS MUTUAL FUNDS SERVICES, INC.
                       370 Seventeenth Street, Suite 3100
                             Denver, Colorado 80202

                                   DISTRIBUTOR
                             ALPS DISTRIBUTORS, INC.
                       370 Seventeenth Street, Suite 3100
                             Denver, Colorado 80202

                                 TRANSFER AGENT
                        NATIONAL FINANCIAL DATA SERVICES
                               330 West 9th Street
                           Kansas City, Missouri 64105

                                    CUSTODIAN
                                FIFTH THIRD BANK
                               Fifth Third Center
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                  LEGAL COUNSEL
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              555 S. Flower Street
                          Los Angeles, California 90071

                              INDEPENDENT AUDITORS
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.